EXHIBIT 1

JOINT FILING AGREEMENT

Community Health Systems, Inc.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of May 15, 2025.

APOLLO ACCORD+ AGGREGATOR A, L.P.

By:	Apollo Accord+ Advisors, L.P.,
its general partner

	By:	Apollo Accord+ Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ ADVISORS, L.P.

	By:	Apollo Accord+ Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ II AGGREGATOR A, L.P.

By:	Apollo Accord+ II Advisors, L.P.,
its general partner

	By:	Apollo Accord+ II Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ II ADVISORS, L.P.

	By:	Apollo Accord+ II Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ MANAGEMENT, L.P.

By:	Apollo Accord+ Management GP, LLC
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO ACCORD+ MANAGEMENT GP, LLC

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ATLAS MASTER FUND, LLC

By:	Apollo Atlas Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ATLAS MANAGEMENT, LLC

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	Apollo ST Fund Management LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC,
its general partner

	By:	ST Management Holdings, LLC
its sole member

		By:	Apollo Capital Management, L.P.
its managing member

			By:	Apollo Capital Management GP, LLC
its general partner

				By:	/s/ William Kuesel
				Name:	William Kuesel
				Title:	Vice President

APOLLO ST CAPITAL LLC

By:	ST Management Holdings, LLC
its sole member

	By:	Apollo Capital Management, L.P.
its managing member

		By:	Apollo Capital Management GP, LLC
its general partner

			By:	/s/ William Kuesel
			Name:	William Kuesel
			Title:	Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	Apollo Capital Management, L.P.
its managing member

	By:	Apollo Capital Management GP, LLC
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN AGGREGATOR A, L.P.

By:	Apollo Credit Strategies Absolute Return Advisors, L.P.,
its general partner

	By:	Apollo Credit Strategies Absolute Return Advisors GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN MANAGEMENT, L.P.

By:	Apollo Credit Strategies Absolute Return Advisors GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT STRATEGIES ABSOLUTE RETURN MANAGEMENT GP, LLC

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT MANAGEMENT, LLC

By:	Apollo Capital Credit Management, LLC,
its sole member

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CAPITAL CREDIT MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO SA MANAGEMENT, LLC

By:	Apollo Capital Management, L.P.,
its sole member

	By:	Apollo Capital Management GP, LLC,
its general partner

		By:	/s/ William Kuesel
		Name:	William Kuesel
		Title:	Vice President

Apollo PPF Credit Strategies, LLC

By:	Apollo PPF Credit Strategies Management, LLC,
its investment manager

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO PPF CREDIT STRATEGIES MANAGEMENT, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President